Q3 2021 INVESTOR PRESENTATION November 2, 2021

2 FORWARD LOOKING STATEMENTS Except for historical information contained herein, the statements and information in this presentation, including the oral statements made in connection herewith, are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words “may,” “could,” “plan,” “project,” “budget,” “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” and other expressions that are predictions of, or indicate, future events and trends and that do not relate to historical matters identify forward-looking statements. Our forward-looking statements include, among other matters, statements about our business strategy, industry, future profitability, expected fleet utilization, sustainability efforts, the future performance of newly improved technology (such as our DuraStim® fleets), expected capital expenditures and the impact of such expenditures on our performance and capital programs. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. We believe that we have chosen these assumptions or bases in good faith and that they are reasonable. Although forward-looking statements reflect our good faith beliefs at the time they are made, forward-looking statements are subject to a number of risks and uncertainties that may cause actual events and results to differ materially from the forward-looking statements. Such risks and uncertainties include the volatility of and recent declines in oil prices, the operational disruption and market volatility resulting from the COVID-19 pandemic and other factors described in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, particularly the “Risk Factors” sections of such filings, and other filings with the Securities and Exchange Commission (the “SEC”). In addition, we may be subject to currently unforeseen risks that may have a materially adverse impact on us, including matters related to shareholder litigation and the SEC investigation. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements and are urged to carefully review and consider the various disclosures made in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings made with the SEC from time to time that disclose risks and uncertainties that may affect our business. The forward-looking statements in this presentation are made as of the date of this presentation. We do not undertake, and expressly disclaim, any duty to publicly update these statements, whether as a result of new information, new developments or otherwise, except to the extent that disclosure is required by law.

© 2021 ProPetro Holding Corp. All Rights Reserved. 3 PROPETRO AT A GLANCE 2005 Founded 2010 Begins hydraulic fracturing operations in the Permian Basin 2013 Company recapitalization 2017 Initial public offering (NYSE: PUMP) 2019 Announces initial phase of DuraStim project 2020 Electrically Powered DuraStim field trials 2021 Announces additional investment in Tier IV DGB equipment bringing the total to 86 dual-fuel pumps Teamwork & Collaboration Execution Capital Discipline 0.49 Full Year 2020 TRIR 38% lower than 2019 Industry Average Customer Focused Team Driven Sustainability Investments 100% Concentration of Frac Operations in the Permian 2011 50,000 HHP 2016 420,000 HHP 2019 1.4 million HHP 2021 1.4 million HHP (as of September 30, 2021)

© 2021 ProPetro Holding Corp. All Rights Reserved. 4 ProPetro is focused solely where capital is migrating CAPITAL MIGRATING TO OUR BACKYARD Over $70 billion in Permian E&P transactions since 2018 99% Permian 1% Non-Permian ProPetro FY2021 Revenue Mix $6bn $13bn $3bn $3bn $13bn Notable Transactions Announced Date Buyer Value ($MM) 10/1/21 Coterra Energy $7,400 9/20/21 ConocoPhillips $9,500 4/1/21 Pioneer Natural Resources $6,400 10/20/20 Pioneer Natural Resources $7,621 10/19/20 ConocoPhillips $13,337 12/16/19 WPX Energy $2,500 12/21/20 Diamondback Energy Inc $2,962 10/14/19 Parsley Energy Inc $2,270 11/19/18 Cimarex Energy Co $1,616 8/14/18 Diamondback Energy Inc $9,200 8/8/18 Diamondback Energy Inc $1,245 3/28/18 Concho Resources Inc $9,500 Recent Permian Upstream Transactions * Source: Company filings and industry research, values as of time of announcement. $8bn $7bn $9bn

POSITIONING FOR A CLEANER FUTURE

Displacing Conventional Diesel Fleets with Tier IV DGB Dual Fuel Equipment (pictured left) through Conversions and New-Build Purchases and DuraStim Electric-Powered (pictured right)


PROPETRO
DGB



Hydraulic Horsepower (HHP) Composition

YE2020


Conventional Diesel

YE2021 (1)


Emissions Friendly
Conventional Diesel

Investing in displacement of legacy fuels (2) | **Tier IV DGB** (3) **$67mm** | **DuraStim $145mm**

(1) Management estimates subject to change, DuraStim contribution dependent upon commercialization.
(2) Total investments since 2019.
(3) Includes deposit of ~$30 million for additional 50 units of Tier IV DGB equipment to be delivered starting December 2021 through 2H22.

© 2021 ProPetro Holding Corp. All Rights Reserved.

PROPETRO®

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© 2021 ProPetro Holding Corp. All Rights Reserved. 6 Net Loss: $5 million 3Q21 FINANCIAL HIGHLIGHTS Adj. EBITDA: $42 million(1), increased 18% vs. 2Q21 Free Cash Flow: $8 million(2) (1) Adjusted EBITDA is a Non-GAAP financial measure, please see appendix for reconciliation to Net Income. (2) Free cash flow (FCF) is a Non-GAAP financial measure and is defined as net cash flow provided from operating activities less net cash used in investing activities. Please see appendix for reconciliation to Net Cash from Operating activities. (3) Inclusive of cash and available capacity under revolving credit facility as of the end of the quarter. Durable Capital Structure: • Cash: $85 million • Total Debt: $0 • Total Liquidity: 154 million(3) Focused Revenue Mix 99% Permian 1% Non- Permian 98% Pressure Pumping 2% All Other Revenue: $250 million, increased 15% vs. 2Q21

FINANCIAL TRENDS


(in millions)
Revenue
$154
$162
$217
$250
4Q20
1Q21
2Q21
3Q21
Net Loss
$(44)
$(20)
$(9)
$(5)
Adj. EBITDA(1)
$24
$20
$36
$42
Free Cash Flow(2)
$9
$(5)
$16
$8

(1) For a reconciliation to net income (loss), please see Appendix.
(2) Free cash flow (FCF) is a Non-GAAP financial measure and is defined as net cash flow provided from operating activities less net cash used in investing activities. Please see appendix for reconciliation to Net Cash from Operating activities.

Prudent approach to utilization

- Effective utilization of 13.8 fleets in 3Q21
- Deploying 90,000 HHP of Tier IV DGB by YE 2021
  - Purchased and deployed 50,000 HHP of new-build Tier IV DGB Dual-Fuel
  - Converted 40,000 HHP to Tier IV DGB Dual-Fuel and continuing conversions
- Plus an additional 125,000 HHP of Tier IV DGB in 2022

Valuable through-cycle partner

- Collaboration with customers to create unparalleled efficiencies at the wellsite
- Committed pricing and dedicated customers are the driving force behind future re-investment cycles

Pumping Hour Productivity


71%
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
Change in pumping hours per day indexed to 1Q19

© 2021 ProPetro Holding Corp. All Rights Reserved.

PROPETRO

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© 2021 ProPetro Holding Corp. All Rights Reserved. 8 DELIVERING DISCIPLINED EXECUTION Permian Focus Positioned in the low cost basin with sector leading operating scale Blue Chip Customers Large drilling inventories and sizeable rig programs Superior Performance Consistently outperforming the competition on location and efficient Simul-Frac completions partner Sustainable Future Investing in lower emissions equipment to reduce our carbon footprint Capital Discipline Strong Balance Sheet with no debt; disciplined capital allocation and asset deployment Safety Culture Full year 2020 Total Recordable Incident Rate of 0.49 Access to Premier Projects Meeting customer needs on their most complex jobs; dedicated contract with Pioneer Natural Resources including Simul-Frac Technology Leveraging leading cloud-based solutions to drive well-site performance to pull innovation forward

Appendix

10 NON-GAAP RECONCILIATIONS Three Months Ended (in thousands) September 30, 2021 June 30, 2021 March 31, 2021 December 31, 2020 Net loss $ (5,067) $ (8,511) $ (20,375) $ (44,111) Depreciation and amortization 33,531 33,243 33,478 35,445 Interest expense 143 159 176 174 Income tax benefit (1,279) (3,697) (6,663) (12,393) Loss on disposal of assets 12,424 15,025 13,052 18,262 Impairment Expense - - - 21,349 Stock-based compensation 3,009 2,909 2,487 3,132 Other expense 309 302 (1,789) 291 Other general and administrative expenses (972) (3,737) (961) 620 Deferred IPO and retention bonus and severance expense - - 612 1,007 Adjusted EBITDA $ 42,098 $ 35,693 $ 20,017 $ 23,776 This presentation references “Adjusted EBITDA” and “Free Cash Flow,” which are non-GAAP financial measures. We define EBITDA as our earnings, before (i) interest expense, (ii) income taxes and (iii) depreciation and amortization. We define Adjusted EBITDA as EBITDA, plus (i) loss/(gain) on disposal of assets, (ii) stock-based compensation, and (iii) other unusual or nonrecurring (income)/expenses, such as impairment charges, severance, costs related to asset acquisitions, costs related to SEC investigation and class action lawsuits and one-time professional and advisory fees. Free cash flow (FCF) is defined as net cash flow provided by operating activities less net cash used in investing activities. These non-GAAP financial measures are not intended to be an alternative to any measure calculated in accordance with GAAP. We believe the presentation of Adjusted EBITDA and Free Cash Flow provide useful information to investors in assessing our financial condition and results of operations. Net income is the GAAP measure most directly comparable to Adjusted EBITDA. Net cash flow provided from operating activities is the GAAP measure most directly comparable to Free Cash Flow. Non-GAAP financial measures have important limitations as analytical tools because they exclude some, but not all, items that affect the most directly comparable GAAP financial measures. You should not consider these non-GAAP financial measures in isolation or as a substitute for an analysis of our results as reported under GAAP. Further, Adjusted EBITDA and Free Cash Flow may be defined differently by other companies in our industry, and our definitions of Adjusted EBITDA and Free Cash Flow may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.

11 NON-GAAP RECONCILIATIONS Three Months Ended (in thousands) September 30, 2021 June 30, 2021 March 31, 2021 December 31, 2020 Net Cash from Operating Activities $ 64,787 $ 44,472 $ 17,008 $ 21,098 Net Cash used in Investing Activities $ (56,899) $ (28,650) $ (22,270) $ (12,038) Free Cash Flow $ 7,888 $ 15,822 $ (5,262) $ 9,060

© 2021 ProPetro Holding Corp. All Rights Reserved. 12 CONTACT INFORMATION www.propetroservices.com Corporate Headquarters Investor Relations 1706 South Midkiff Road Midland, TX 79701 432.688.0012 Josh Jones, Director of Finance investors@propetroservices.com Direct 432.276.3389